                                                                   Exhibit 99.2

                    STATUS OF THE MASTER SETTLEMENT AGREEMENT

The Master Settlement Agreement ("MSA") is subject to final judicial approval (i.e., trial court approval and the expiration of the time for review or appeal with respect to such approval) in each of the settling jurisdictions. If a settling jurisdiction does not obtain final judicial approval by December 31, 2001, the agreement will be terminated with respect to such state; the agreement, however, will remain in effect as to each settling jurisdiction in which final judicial approval is obtained. As noted in the chart below, the MSA has been approved by trial courts in all of the 52 settling jurisdictions and the Company believes that the time for review or appeal with respect to such approvals has expired in 47 of those jurisdictions. Interventions and/or challenges to the MSA (or appeals thereof) are pending in 6 jurisdictions. In addition, as described in Item 3. LEGAL PROCEEDINGS, above, under the heading "Litigation Settlements," there are a number of other suits pending related to the MSA.


-------------------------------------------------------------------------------
                                                              INTERVENTION
                                                   FINAL         AND/OR
                                                 JUDICIAL      CHALLENGE
 JURISDICTION          TRIAL COURT APPROVAL      APPROVAL       PENDING
-------------------------------------------------------------------------
AMERICAN SAMOA                   X                 X
-------------------------------------------------------------------------
ALABAMA                          X                                X
-------------------------------------------------------------------------
ALASKA                           X                 X
-------------------------------------------------------------------------
ARIZONA                          X                                X
-------------------------------------------------------------------------
ARKANSAS                         X                                X
-------------------------------------------------------------------------
CALIFORNIA                       X                 X
-------------------------------------------------------------------------
COLORADO                         X                 X
-------------------------------------------------------------------------
CONNECTICUT                      X                 X
-------------------------------------------------------------------------
DISTRICT OF COLUMBIA             X                 X
-------------------------------------------------------------------------
DELAWARE                         X                 X
-------------------------------------------------------------------------
GEORGIA                          X                 X
-------------------------------------------------------------------------
GUAM                             X                 X
-------------------------------------------------------------------------
HAWAII                           X                 X
-------------------------------------------------------------------------
IDAHO                            X                 X
-------------------------------------------------------------------------
ILLINOIS                         X                 X
-------------------------------------------------------------------------
INDIANA                          X                 X
-------------------------------------------------------------------------
IOWA                             X                 X
-------------------------------------------------------------------------
KANSAS                           X                 X
-------------------------------------------------------------------------
KENTUCKY                         X                 X
-------------------------------------------------------------------------
LOUISIANA                        X                 X
-------------------------------------------------------------------------
MAINE                            X                 X
-------------------------------------------------------------------------
MARYLAND                         X                 X
-------------------------------------------------------------------------
MASSACHUSETTS                    X                 X
-------------------------------------------------------------------------
MICHIGAN                         X                 X
-------------------------------------------------------------------------
MISSOURI                         X                                X
-------------------------------------------------------------------------
MONTANA                          X                 X
-------------------------------------------------------------------------
NEBRASKA                         X                 X
-------------------------------------------------------------------------
NEVADA                           X                 X
-------------------------------------------------------------------------
NEW HAMPSHIRE                    X                 X
-------------------------------------------------------------------------
NEW JERSEY                       X                 X
-------------------------------------------------------------------------
NEW MEXICO                       X                 X
-------------------------------------------------------------------------
NEW YORK                         X                 X              X
-------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                               INTERVENTION
                                                  FINAL          AND/OR
                                                 JUDICIAL       CHALLENGE
 JURISDICTION         TRIAL COURT APPROVAL       APPROVAL        PENDING
---------------------------------------------------------------------------
NORTH CAROLINA                   X                  X
---------------------------------------------------------------------------
NORTH DAKOTA                     X                  X
---------------------------------------------------------------------------
NORTHERN MARIANAS                X                  X
---------------------------------------------------------------------------
OHIO                             X                  X
---------------------------------------------------------------------------
OKLAHOMA                         X                  X
---------------------------------------------------------------------------
OREGON                           X                  X
---------------------------------------------------------------------------
PENNSYLVANIA                     X                  X
---------------------------------------------------------------------------
PUERTO RICO                      X                  X
---------------------------------------------------------------------------
RHODE ISLAND                     X                  X
---------------------------------------------------------------------------
SOUTH CAROLINA                   X                  X
---------------------------------------------------------------------------
SOUTH DAKOTA                     X                  X
---------------------------------------------------------------------------
TENNESSEE                        X                                X
---------------------------------------------------------------------------
UTAH                             X                  X
---------------------------------------------------------------------------
VERMONT                          X                  X
---------------------------------------------------------------------------
VIRGIN ISLANDS                   X                  X
---------------------------------------------------------------------------
VIRGINIA                         X                  X
---------------------------------------------------------------------------
WASHINGTON                       X                  X
---------------------------------------------------------------------------
WEST VIRGINIA                    X                  X
---------------------------------------------------------------------------
WISCONSIN                        X                  X
---------------------------------------------------------------------------
WYOMING                          X                  X
---------------------------------------------------------------------------